Exhibit 10.4.1
                                 PROMISSORY NOTE

This Note made on the 14th day of October, 1998 between Stratus Services Group, Inc. ("Borrower"), a Delaware corporation whose principal place of business is 500 Craig Road, Suite 201, Manalapan, New Jersey 07726 and J. Todd Raymond, Esq. as Trustee with Power of Attorney ("Lender") residing at 29 Coronet Avenue, Lincroft, NJ 07738, represents a promise by the borrower for the repayment of principal and interest on the following Loan.

Terms and Conditions:

      1.    Amount of loan: $250,000 US

      2. Term: 90 days (renewable upon the same terms for an additional 90 day period)

      3.    Interest Rate: 2% per month, payable monthly.

      4. Additional Consideration: Upon signing, Borrower will transfer to Lender 10,000 shares of Stratus Services Group, Inc. Common Stock.

      5. Prepayment: Borrower can elect, at any time during the life of the Note, to pre-pay the entire amount owed (plus accrued interest to date of prepayment) without penalty.

      6. Default: The Borrower shall be in default if any of the following occur: (a) application for, or the appointment of, a receiver in bankruptcy; (b) filing of any petition, or the commencement of any action or any proceeding against borrower for relief under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness or reorganizations; or (c) violation of any of the foregoing provisions regarding repayment or the payment of interest, the waiver of which does not constitute a waiver of which does not constitute a waiver of default.

BORROWER:                                       LENDER:
STRATUS SERVICES GROUP, INC.


/s/Joseph J. Raymond                            /s/ J. Todd Raymond
----------------------------                    --------------------------------
Joseph J. Raymond, Chairman                     J. Todd Raymond, Esq.
and CEO                                         Trustee With Powers of Attorney

GUARANTOR:


/s/Joseph J. Raymond
----------------------------
Joseph J. Raymond